SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported) :
                                 April 12, 2002


                         The Estee Lauder Companies Inc.
           (Exact name of registrant as specified in its charter)


        Delaware                                         11-2408943
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)

                        Commission File Number: 1-14064


767 Fifth Avenue, New York, New York                         10153
(Address of principal executive offices)                   (Zip Code)


                               212-572-4200
          (Registrant's telephone number, including area code)

                              Not Applicable
          (Former name or former address, if changed since last report)

ITEM 4.           Changes in Registrant's Certifying Accountant

On April 12, 2002, the Board of Directors of The Estee Lauder Companies Inc. ("the Company"), upon recommendation of its Audit Committee, decided to end the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, effective after Arthur Andersen's review of the Company's financial results for the quarter ended March 31, 2002 and the filing of the Company's 10-Q for such quarter, and authorized the engagement of KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending June 30, 2002. None of Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended June 30, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2001, 2000 and 1999 and through the date hereof, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 16, 2002, stating its agreement with such statements.

During the fiscal years ended June 30, 2001 and 2000 and through the date hereof, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 THE ESTEE LAUDER COMPANIES INC.



Date:  April 16, 2002                     By:           /s/Richard W. Kunes
                                                   -------------------------
                                                           Richard W. Kunes
                                                        Senior Vice President
                                                     and Chief Financial Officer
                                                      (Principal Financial and
                                                        Accounting Officer)

                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

16.1              Letter from Arthur Andersen LLP, dated April 16, 2002

                                                                  Exhibit 16.1

                         [Letterhead of Arthur Andersen LLP]



April 16, 2002


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read the first and second paragraphs of Item 4 included in the Form 8-K dated April 16, 2002 of The Estee Lauder Companies Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

Arthur Andersen LLP


By     /s/ Christopher P. Wright
--------------------------------

cc:  Mr. Richard W. Kunes, CFO, The Estee Lauder Companies Inc.